SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 1, 2005
OCA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-13457 (Commission File Number)	72-1278948 (I.R.S. Employer Identification Number)

3850 N. Causeway Boulevard, Suite 800 Metairie, Louisiana (Address of Principal Executive Offices)	70002 (Zip Code)
(504) 834-4392
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed from Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
     As stated in our Report on Form 8-K filed on November 7, 2005, which is being amended by this Form 8-K/A, OCA, Inc. (“OCA”) takes serious issue with the propriety of the November 1, 2005 letter from PricewaterhouseCoopers LLP (“PWC”) to OCA, because, among other reasons, Section 10Ab2 of the Exchange Act requires, as a condition to such a letter, that PWC conclude that what it calls the “potential” or “alleged” illegal acts have “a material effect on the financial statements of the issuer” and that it report this conclusion to OCA’s Board or Audit Committee. PWC has never reported such a conclusion to any member of OCA’s Board or Audit Committee, and, in fact, none of OCA’s Board, Audit Committee or Special Committee has reached such a conclusion. OCA also disputes PWC’s characterization of certain remedial actions related to OCA’s special investigation as having been “reversed.” In addition, OCA has read PWC’s letter dated November 22, 2005 (which is included as Exhibit 16.1 to this amended Report on Form 8-K/A) and reconfirms its statement that PWC has never reported to OCA’s Board or Audit Committee that PWC concluded what it calls the “potential” or “alleged” illegal acts have “a material effect on the financial statements of the issuer.”
     OCA provided PWC with a copy of the disclosures OCA made in its Report on Form 8-K filed on November 7, 2005, which is being amended by this Form 8-K/A. OCA also requested that PWC furnish OCA with a letter addressed to the SEC stating whether PWC agrees with the statements made by OCA in such original Form 8-K and, if not, stating the respects in which PWC does not agree. As of November 7, 2005, the original filing date of the Report on Form 8-K, PWC had not yet provided OCA with such a letter. However, on November 22, 2005, PWC provided OCA with its letter addressed to the SEC, which letter is included as Exhibit 16.1 to this amended Report on Form 8-K/A.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) The following exhibit is filed herewith:

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission, dated November 22, 2005, pursuant to Item 304(a)(3) of Regulation S-K

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCA, INC.
By:	/s/ Bartholomew F. Palmisano, Sr.
Bartholomew F. Palmisano, Sr.
Chairman of the Board, President and Chief Executive Officer

Date: November 22, 2005

Exhibit Index

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission, dated November 22, 2005, pursuant to Item 304(a)(3) of Regulation S-K